UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) August 4, 2005
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                              VIEWPOINT CORPORATION
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             (Exact name of registrant as specified in its charter)

             Delaware                    0-27168                  95-4102687
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   (State or other jurisdiction        (Commission            (I.R.S. Employer
         of incorporation)             File Number)          Identification No.)

       498 Seventh Avenue, Suite 1810, New York, NY               10018
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          (Address of principal executive offices)              (Zip Code)

 Registrant's telephone number, including area code     (212) 201-0800
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                                       N/A
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02         Results of Operations and Financial Condition.

On August 4, 2005, the Registrant issued a press release regarding its results of operations for its fiscal second quarter ended June 30, 2005. A copy of the press release issued by the Registrant is furnished herewith as Exhibit 99.1.

Item 9.01         Financial Statements and Exhibits.

(c)      Exhibits

99.1     Press Release dated August 4, 2005.

The information furnished herein and in the accompanying exhibit shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 nor shall it be deemed incorporated by reference in any other filing with the Securities and Exchange Commission except as is expressly set forth by specific reference in such a filing.

                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                  VIEWPOINT CORPORATION
                                                  ---------------------
                                                  (Registrant)


Dated: August 4, 2005
                                                  /s/ William H. Mitchell
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                                                  William H. Mitchell
                                                  Chief Financial Officer